S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2008 (Dollars in thousands, except per share data)										Page 1 of 3
	2007				2008				Year-to-date
	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q	December 4Q	December 2008	December 2007
For the period:
Interest Income	$52,934	$54,274	$54,761	$53,637	$50,458	$50,433	$57,416	$57,811	$216,118	$215,605
Interest Expense	24,725	25,321	25,485	23,636	19,909	16,791	18,245	17,226	72,171	99,167
Net Interest Income	28,209	28,953	29,276	30,001	30,549	33,642	39,171	40,585	143,947	116,438
Taxable Equivalent Adjustment	1,186	1,216	1,170	1,156	1,148	1,227	1,385	1,388	5,147	4,727
Net Interest Income (FTE)	29,395	30,169	30,446	31,157	31,697	34,869	40,556	41,973	149,094	121,165

Provision For Loan Losses	2,178	1,305	1,142	1,187	1,279	(118)	6,156	5,561	12,878	5,812
Net Interest Income After Provisions (FTE)	27,217	28,864	29,304	29,970	30,418	34,987	34,400	36,412	136,216	115,353

Security Gains and Losses, Net	1,656	481	1,129	579	611	(1,829)	(341)	(92)	(1,651)	3,844

Service Charges and Fees	2,343	2,529	2,605	2,647	2,402	2,754	3,599	3,567	12,322	10,124
Wealth Management	1,855	1,978	1,751	1,886	1,862	1,907	2,118	2,081	7,967	7,470
Insurance	1,894	1,792	1,874	1,726	1,997	2,042	2,073	1,984	8,096	7,285
Other	2,424	2,744	4,270	2,443	2,638	3,100	2,811	2,168	10,718	11,882
Total Noninterest Income	8,516	9,043	10,500	8,702	8,899	9,803	10,601	9,800	39,103	36,761

Salaries and Employee Benefits	9,934	10,073	9,910	10,470	10,060	10,514	11,725	10,409	42,708	40,387
Occupancy and Equip. Expense, Net	2,261	2,447	2,423	2,452	2,660	2,636	2,761	2,838	10,895	9,583
Data Processing Expense	1,234	1,301	1,179	1,166	1,071	1,668	1,365	1,384	5,488	4,880
FDIC Expense	76	77	74	75	75	74	131	129	409	302
Other	4,084	4,163	4,543	5,518	4,089	7,492	6,358	6,363	24,301	18,308
Total Noninterest Expense	17,589	18,061	18,129	19,681	17,955	22,384	22,340	21,123	83,801	73,460

Income Before Taxes	19,800	20,327	22,804	19,570	21,973	20,577	22,320	24,997	89,867	82,498
Taxable Equivalent Adjustment	1,186	1,216	1,170	1,156	1,148	1,227	1,385	1,388	5,147	4,727
Applicable Income Taxes	5,316	5,235	5,973	5,103	5,969	5,489	5,249	7,809	24,517	21,627
Net Income	$13,298	$13,876	$15,661	$13,311	$14,856	$13,861	$15,686	$15,800	$60,203	$56,144

Per Common Share Data:
Shares Outstanding at End of Period	24,897,787	24,468,671	24,543,177	24,551,087	24,615,136	27,408,633	27,588,510	27,632,928	27,632,928	24,551,087
Average Shares Outstanding - Diluted	25,389,584	24,847,410	24,690,735	24,677,720	24,680,484	25,503,920	27,602,216	27,722,550	26,384,309	24,888,574
Net Income - Diluted	$0.52	$0.56	$0.63	$0.54	$0.60	$0.54	$0.57	$0.57	$2.28	$2.26
Dividends Declared	$0.30	$0.30	$0.30	$0.31	$0.31	$0.31	$0.31	$0.31	$1.24	$1.21
Book Value	$13.16	$12.98	$13.36	$13.75	$14.18	$16.00	$16.34	$16.24	$16.24	$13.75
Market Value	$33.04	$32.90	$32.09	$27.64	$32.17	$29.06	$36.83	$35.50	$35.50	$27.64

S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2008 (Dollars in thousands)								Page 2 of 3
	2007				2008
	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q	December 4Q
Asset Quality Data
Nonaccrual Loans and Nonperforming Loans	$19,854	$14,944	$14,445	$16,798	$23,212	$15,959	$32,793	$42,466
Assets acquired through foreclosure or repossession	606	610	869	488	630	1,884	1,111	851
Nonperforming Assets	20,460	15,554	15,314	17,286	23,842	17,843	33,904	43,317
Allowance for Loan Losses	35,319	35,808	34,144	34,345	35,717	38,796	43,235	42,689
Nonperforming Loans / Loans	0.73%	0.54%	0.52%	0.60%	0.81%	0.46%	0.92%	1.19%
Allowance for Loan Losses / Loans	1.29%	1.31%	1.24%	1.23%	1.25%	1.12%	1.21%	1.20%
Allowance for Loan Losses / Nonperforming Loans	178%	240%	236%	204%	154%	243%	132%	101%
Net Loan Charge-offs (Recoveries)	78	817	2,806	986	(94)	2,224	1,717	6,107
Net Loan Charge-offs (Recoveries) (annualized)/ Average Loans	0.01%	0.12%	0.41%	0.14%	-0.01%	0.29%	0.20%	0.68%

Balance Sheet (Period-End)
Assets	$3,361,963	$3,368,761	$3,348,096	$3,407,621	$3,463,806	$4,353,568	$4,461,085	$4,438,368
Earning Assets	3,146,934	3,141,844	3,126,714	3,169,594	3,212,919	3,934,187	4,075,431	4,044,970
Securities	412,384	398,612	375,151	372,655	362,053	466,524	496,844	476,255
Loans, Gross	2,734,550	2,743,232	2,751,564	2,796,939	2,850,866	3,467,663	3,578,587	3,568,716
Total Deposits	2,576,887	2,624,495	2,620,176	2,621,825	2,605,187	3,114,560	3,131,882	3,228,416
Non-Interest Bearing Deposits	444,525	446,455	451,196	459,708	471,040	593,339	600,246	600,282
NOW, Money Market & Savings	1,204,833	1,230,290	1,233,969	1,243,061	1,203,833	1,325,755	1,280,816	1,334,324
CD's $100,000 and over	259,390	258,311	250,011	249,643	250,489	329,087	353,167	377,748
Other Time Deposits	668,139	689,439	685,000	669,413	679,825	866,379	897,653	916,062
Short-term borrowings	169,552	144,342	125,809	180,258	211,391	472,045	552,505	421,894
Long-term Debt	246,715	246,487	236,255	226,021	246,403	281,163	280,921	270,950
Shareholders' Equity	327,559	317,707	327,863	337,560	349,073	438,499	450,717	448,694

Balance Sheet (Daily Averages)
Assets	$3,312,784	$3,344,544	$3,339,979	$3,346,685	$3,407,665	$3,701,389	$4,346,481	$4,419,465
Earning Assets	3,108,328	3,134,253	3,127,103	3,137,967	3,198,279	3,434,268	3,961,327	4,042,118
Securities	420,645	403,351	384,405	370,100	369,400	386,243	472,293	490,754
Loans, Gross	2,687,564	2,730,618	2,740,458	2,767,615	2,828,762	3,048,024	3,488,843	3,551,179
Deposits	2,550,819	2,578,878	2,623,770	2,620,448	2,579,321	2,712,198	3,086,428	3,205,711
Shareholders' Equity	339,168	325,966	324,124	333,880	345,939	377,160	447,941	458,600

S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2008 (Dollars in thousands, except per share data)										Page 3 of 3
	2007				2008				Year-to-date
	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q	December 4Q	December 2008	December 2007
Profitability Ratios (annualized)
Return on Average Assets	1.63%	1.66%	1.86%	1.58%	1.75%	1.51%	1.44%	1.42%	1.52%	1.68%
Return on Average Shareholders' Equity	15.90%	17.07%	19.17%	15.82%	17.27%	14.78%	13.93%	13.71%	14.77%	16.97%
Yield on Earning Assets (FTE)	7.06%	7.10%	7.10%	6.93%	6.49%	6.05%	5.92%	5.83%	6.05%	7.05%
Cost of Interest Bearing Funds	4.00%	4.01%	3.99%	3.70%	3.10%	2.43%	2.23%	2.06%	2.41%	3.92%
Net Interest Margin (FTE)(4)	3.84%	3.86%	3.86%	3.94%	3.99%	4.08%	4.07%	4.13%	4.07%	3.87%
Efficiency Ratio (FTE)(1)	46.40%	46.06%	44.28%	49.38%	44.23%	50.11%	43.67%	40.80%	44.53%	46.52%

Capitalization Ratios
Dividends Paid to Net Income	57.21%	53.92%	46.86%	55.31%	51.23%	55.05%	54.17%	54.13%
Shareholders' Equity to Assets (Period End)	9.74%	9.43%	9.79%	9.91%	10.08%	10.07%	10.10%	10.11%
Leverage Ratio (2)	8.38%	8.06%	8.38%	8.57%	9.28%	8.05%	7.15%	7.30%
Risk Based Capital - Tier I (3)	9.23%	8.94%	9.35%	9.50%	10.29%	7.99%	8.23%	8.65%
Risk Based Capital - Tier II (3)	11.45%	11.15%	11.50%	11.64%	12.46%	11.12%	11.40%	11.82%

Definitions:

(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.

(2) Equity less goodwill to total assets and allowance for loan losses.

(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.

(4) Net interest income, on a fully taxable equivalent basis, annualized divided by quarter-to-date average earning assets.